JANUS INVESTMENT FUND
                              JANUS HIGH-YIELD FUND
                               JANUS OLYMPUS FUND

                       SUPPLEMENT DATED NOVEMBER 29, 1995
                     TO PROSPECTUSES DATED NOVEMBER 28, 1995



Orders to purchase shares of Janus High-Yield Fund or Janus Olympus Fund (collectively, the "Funds") will not be processed before commencement of operations (currently scheduled for December 29, 1995). Orders to purchase Fund shares that are accompanied by payment and are received before December 22, 1995 will be returned together with payment. Orders to purchase Fund shares that are accompanied by payment and are received after December 21, 1995 will be deemed orders to purchase Fund shares as of the commencement of operations and will be processed and priced into the appropriate Fund on December 29, 1995.